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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): Not Applicable

                             Pogo Producing Company
             (Exact name of registrant as specified in its charter)


           Delaware                   1-7792            74-165 9398

(State or other jurisdiction of     (Commission       (I.R.S. Employer
incorporation or organization)      File Number)      Identification No.)



                          5 Greenway Plaza, Suite 2700
                           Houston, Texas 77046-0504
             (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (713) 297-5000




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Item 5.   Other Events

          (1) Pursuant to Article 1, Sections 9, 10 and 11 of the Amended and Restated Bylaws of Pogo Producing Company, a Delaware Corporation (the "Company"), notice is hereby given that the 2001 annual meeting of stockholders of the Company will be held on Tuesday, April 24, 2001 at the Century II Room, Renaissance Houston, Six Greenway Plaza, Houston, Texas at 10:00 AM, Houston time. The record date for shareholders to be entitled to vote at the Annual Meeting has been established by the Company's Board of Directors to be the close of business on March 16, 2001.

          (2) On January 23, 2001 a press release was filed by the Company containing information concerning the Company's financial results for the quarter and year ended December 31, 2000. A copy of this press release is included herein as Exhibit 99.1 and incorporated in this Item 5 by reference.

Item 7.   Financial Statements and Exhibits.

     The following exhibits are filed herewith:

    99.1  Press Release

    99.2  Unaudited Supplemental Financial Information

    99.3  Unaudited Supplemental Financial Information

Item 9.   Regulation FD Disclosure.

          The unaudited supplemental financial information contained in Exhibits 99.2 and 99.3 are incorporated herein by reference.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Pogo Producing Company



Date: January 24, 2001                By:  /s/ Gerald A. Morton
                                           --------------------
                                           Gerald A. Morton
                                           Vice President - Law
                                           and Corporate Secretary